COHU, INC.
INCENTIVE AND NONQUALIFIED STOCK OPTION AGREEMENT

(1998 STOCK OPTION PLAN)

THIS AGREEMENT, dated as of , 200   , is entered into by and between Cohu, Inc., a Delaware corporation (“Corporation”), and (“Employee”).

WITNESSETH

WHEREAS, pursuant to the Cohu, Inc. 1998 Stock Option Plan (the “Plan”), the Corporation hereby grants to Employee, effective as of , 200   (“Date of Grant”), an incentive stock option (“Option”) to purchase shares of common stock, $1.00 par value, of the Corporation (“Shares”), for the term and upon the terms and conditions set forth below:

Number of Shares
Price per Share (“Price”)
Expiration Date (“Expiration Date”) — Ten (10) Years from Date of Grant

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant of Option. The Corporation hereby grants to Employee as a matter of separate inducement and agreement in connection with Employee’s employment, and not in lieu of any salary or other compensation for services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter set forth, all or any part of an aggregate of authorized but unissued Shares at the Price, exercisable from time to time as set forth herein prior to the Expiration Date. The Price shall not be less than the Fair Market Value of a Share on the Date of Grant, determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

In the event dividends are payable in common stock of the Corporation or in the event that there are splits, subdivisions, or combination of shares of common stock, the number of Shares subject to the Option shall be increased or decreased proportionately, as the case may be, without change in the total Price of all Shares initially available under the Option.

The Option granted hereunder is intended to be an incentive stock option as defined in Section 422 of the Internal Revenue Code (“Code”).

2. Exercisability of Option. The Option shall become exercisable as follows:

a.	Commencing one year from date hereof, 1/4 of the shares subject to this Option may be purchased;

b.	An additional 1/4 of the shares subject to this Option may be purchased during the period beginning two years from said date;

c.	An additional 1/4 of the shares subject to this Option may be purchased during the period beginning three years from said date;

d.	An additional 1/4 of the shares subject to this Option may be purchased during the period beginning four years from said date;

Provided, however, that if Employee owns, at the Date of Grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or subsidiary, the Option shall become exercisable in full one (1) month prior to the fifth anniversary of the Date of Grant. To the extent that Employee does not exercise the Option with respect to all of the Shares to which Employee is entitled, Employee has the right cumulatively thereafter to exercise the Option with respect to the remaining exercisable Shares and such right shall continue until the Option terminates. The Option may be exercised only as to whole Shares. Fractional Share interests shall be disregarded except that they may be accumulated from year to year.

Except as provided in this Agreement, the Option may not be exercised at any time unless Employee shall have been in the continuous employment of the Corporation or any of its parent or subsidiary corporations from the Date of Grant to the date of exercise of the Option. Employment shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulation). If the Option is assumed or if a new incentive stock option is substituted for the Option in a transaction to which Section 424(h) of the Code applies, employment with the corporation assuming the Option or substituting a new incentive stock option for the Option (or by a parent of subsidiary thereof) shall be considered to be employment with the Corporation.

This Agreement and the Option shall terminate on the Expiration Date unless terminated at an earlier date in accordance with the provisions hereof and of the Plan.

3. Method of Exercise and Payment. Each exercise of the Option shall be by means of a written notice of exercise (substantially in the form attached hereto as Exhibit “A”) delivered to the Secretary of the Corporation (or other designated officer) and specifying the number of whole Shares with respect to which the Option is being exercised, together with tender to the Corporation of the full Price attributable to the Shares to be purchased in cash or by a cashier’s check.

The Committee may, in its sole discretion and in accordance with the Plan, permit Employee to exercise the Option by paying any part of the Price by delivery to the Corporation of shares of common stock of the Corporation then owned by Employee having a Fair Market Value on the date of exercise of the Option equal to the total Price of the Shares being purchased (or such portion of the total Price that Employee intends to pay by delivery of previously acquired shares). If payment is made by delivery of previously acquired shares, the certificate(s) representing such Shares shall be duly executed in blank by Employee or shall be accompanied by a stock power, duly executed in blank, for the purpose of transferring such shares to the Corporation. Fair Market Value shall be determined by the Committee in accordance with the terms of the Plan. Fractional shares will not be accepted as payment of any portion of the Price.

Prior to exercising the Option, Employee shall review the Corporation’s most recent financial statements, reports and other information available to the Corporation’s stockholders, such that Employee becomes familiar, to Employee’s full satisfaction, with the Corporation’s affairs, status, prospects and risks. In the event that the Option is to be exercised by any person other than Employee, notice of exercise shall be accompanied by appropriate proof of the right of such person to exercise the Option.

4. Termination of Option. Any Option which has not been exercised by the Expiration Date shall automatically terminate and be cancelled. If the employment of Employee terminates prior to the Expiration Date, the Option will terminate at the time employment terminates; if termination is due to disability of Holder, Holder or his or her legal representatives will have no more than three (3) months from the date of disability to exercise the Option, to the extent such Option was exercisable on the date of such disability; if termination is due to death of Holder, his or her legal representatives will have no more than one (1) year from the date of death to exercise the Option, to the extent such Option was exercisable on the date of such death.

Employee shall be deemed disabled if unable to engage in any substantial gainful activity with the Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

Any Option not exercised prior to the disposition of all or substantially all of the assets of the Corporation or an amount of the outstanding capital stock of the Corporation sufficient to constitute effective control of the Corporation by means of a sale, merger, reorganization, separation, liquidation, or any other transaction in which the Corporation does not survive shall terminate and cease to be exercisable upon the consummation of such transaction unless the Option is expressly assumed in writing by the successor to the Corporation or the successor’s parent or subsidiary. The Committee shall provide Employee with at least ten (10) days’ advance written notice prior to the consummation of any such pending sale, merger, reorganization, separation, liquidation or other transaction to enable Employee to exercise any then vested Options prior to consummation of the transaction. Any Option not exercised in a timely manner as set forth herein shall automatically terminate and be cancelled.

5. Nonassignability of Option. Except as provided below, the Option and the rights and privileges conferred hereby are not transferable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Employee only by Employee (or Employee’s duly appointed legal representative if Employee becomes incompetent) or, in the event of Employee’s death, Employee’s transferees by will or under the laws of descent and distribution and not otherwise, regardless of any community property or other interest therein of the spouse of Employee or such spouse’s successor-in-interest. In the event that the spouse of Employee acquires a community property interest in the Option, Employee, or Employee’s transferees, may exercise the Option on behalf of the spouse of Employee or such spouse’s successor-in-interest. Any person other than Employee who is entitled to exercise the Option shall be subject to the provisions of this Agreement as if such person were the Employee.

6. Employee Not a Stockholder. Employee shall have no rights as a stockholder of the Corporation with respect to the Shares covered by the Option until Employee tenders to the Corporation notice of exercise of the Option, pays to the Corporation the Price and complies with all other terms and conditions of exercise as set forth in this Agreement. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such notice of exercise was delivered, the Price tendered and Employee complied with all other terms and conditions of exercise as set forth in this Agreement.

7. Notices. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Corporation (or such other officer as designated by the Committee) or sent by certified mail, return receipt requested, to Cohu, Inc., 12367 Crosthwaite Circle, Poway, California 92064, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Notice shall have been deemed duly given when enclosed in a properly sealed envelope, addressed as aforesaid, certified mail, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government or, if notice is not given through the mail, when such notice is actually received by the person to whom notice is being given.

8. Plan. The Option contained in this Agreement is granted pursuant to the Cohu, Inc. 1998 Stock Option Plan. The terms of the Plan are hereby incorporated into this Agreement. Employee acknowledges receiving a copy of the Plan.

9. Tax Withholding. The Corporation shall have the right to deduct from Employee’s regular wages any sums required by federal, state or local tax law to be withheld with respect to the exercise of the Option or disposition of Shares acquired hereunder, or, in the alternative, to require Employee to pay such sums to the Corporation.

10. Continuance of Employment. Nothing contained in this Agreement or in the Plan shall confer upon Employee any right with respect to continued employment by the Corporation or its parent or subsidiary corporations, if any, or interfere in any way with the right of the Corporation (or other entity) at any time to terminate such employment or to increase or decrease the compensation received by Employee, but nothing contained herein shall affect any otherwise existing contractual rights of Employee.

11. Laws Applicable to Construction. The interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of California.

12. Acknowledgment. It is intended that the Option be an “incentive stock option,” as that term is defined in Section 422(b) of the Code, and that other conditions may be imposed in order for the Option to so qualify and to continue to so qualify. Notwithstanding the foregoing, Employee agrees and acknowledges that neither the Corporation nor anyone acting on its behalf in connection with the administration of the Plan shall be liable to Employee or any successor-in-interest of Employee for any loss or damage suffered as a result of the Option failing to be an incentive stock option under the Code. Employee further agrees and acknowledges that in the event that the aggregate Fair Market Value (determined as of the Date of Grant) of stock with respect to which incentive stock options are exercisable for the first time by Employee during any calendar year (under all plans of the Corporation and its parent or subsidiary corporations) exceeds $100,000, the portion of the latest granted incentive stock option(s) equal to such excess shall be treated as a nonqualified stock option rather than an incentive stock option. In addition, Employee acknowledges that the disposition of Shares purchased pursuant to the Option occurring within (i) two years from the Date of Grant or (ii) one year from the date of exercise of the Option will result in any gain recognized on the disposition being treated as taxable compensation income in the year of the disposition. Employee further acknowledges that the difference between the aggregate Price and the Fair Market Value of the Shares on the date of exercise of the Option is an item of tax preference for purposes of the alternative minimum tax.

13. Notice of Disposition; Proof of Continued Ownership. Employee agrees to notify the Corporation of any disposition of Shares acquired pursuant to the Option occurring within (i) two years from the Date of Grant or (ii) one year from the date of exercise of the Option. In addition, Employee agrees to provide such proof of continued ownership of Shares as the Corporation may reasonably require to assess properly any tax deductions associated with the disposition of Shares acquired through exercise of the Option.

IN WITNESS WHEREOF, Corporation and Employee execute this Agreement as of the day and year first above written.

COHU, INC.

By:
President & CEO

Employee (Signature)

Exhibit “A”

LETTER AGREEMENT FOR EMPLOYEE’S
EXERCISE OF INCENTIVE OR NONQUALIFIED STOCK OPTION

Corporate Secretary
Cohu, Inc.
12367 Crosthwaite Circle
Poway, CA 92064

To the Corporate Secretary:

I am the “Employee” under the Incentive and Nonqualified Stock Option Agreement (“the Agreement”) with Cohu, Inc. (the “Company”). Pursuant to the Agreement, I hereby elect to exercise my Option(s). I understand that this election is irrevocable without the consent of the Company once it is effective in accordance with the terms of the underlying plan and the Agreement.

Control #
Grant #	Grant Date	(Company use)	# Shares Exercised	Option Price		Total Exercise Price
				$		$

				$		$

				$		$

Totals					--	$

I hereby agree to accept delivery of such shares as provided for in said option; and have tendered

$ (a $25.00 DWAC* fee imposed by Transfer Agent is included, if applicable) for said option. If payment is by delivery of previously acquired Shares, attached are share certificates duly executed in accordance with the Agreement.

I understand and agree as follows:

(i) The determination of the fair market value of the Shares issued on the exercise of my Option shall be made as of the business day this notice of exercise is properly tendered to the Company along with payment of the exercise price and compliance with all other terms of exercise. I understand that the difference between the fair market value of the Shares on the date of exercise and the exercise price is an item of tax preference for purposes of the alternative minimum tax.

(ii) I understand that a disposition of Shares acquired upon exercise of my Incentive Stock Option prior to two (2) years from the Date of Grant of the Option or one (1) year from the date of exercise of the Option may cause gain recognized on the disposition to be taxable to me as compensation income to reported on my Form W-2. I will notify you of any disposition of the Shares within these time periods and agree to provide you with such proof of continued ownership of such Shares as you may require. If any of the options exercised are nonqualified stock options, I understand that the Company is required to withhold or collect taxes owed on any taxable gain that is recognized on the exercise date.

(iii) I have reviewed or had the opportunity to review the Company’s most recent financial statements, reports and other information available to stockholders, such that I am familiar with the Company’s affairs, status, prospects and risks to my full satisfaction.

(iv) I am able to bear the economic risk of holding Shares acquired pursuant to the exercise of the Option for an indefinite period.

(v) I represent and warrant that I have no knowledge of material information about the Company and its subsidiaries, if any, or their business or prospects that has not been made heretofore publicly available.

Print Name of Employee Employee’s Signature / Date

Date Received by the Company/Receipt Acknowledged